PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS HIGH YIELD FUND, INC.

Dear Investor:

We are pleased to present the semi-annual report for First Investors High Yield Fund, Inc. for the six months ended June 30, 1997. During the period, the Fund declared dividends from net investment income of 24.0 cents per share on Class A shares and 22.2 cents per share on Class B shares. For the same period, the Fund's return on a net asset value basis was 4.8% on Class A shares and 4.4% on Class B shares compared to a return of 5.9% for the average of all high yield funds as measured by Lipper Analytical Services, Inc.

The first half of 1997 ended with an ideal economy: sustained, moderate growth with little inflation. Early in the year it appeared that the economy might be growing too fast as gross domestic product expanded at a 4.9% annual rate during the first quarter. Concerned by the economy's strength, the Federal Reserve raised short-term interest rates in March for the first time in over two years as an "insurance policy" in case faster growth led to higher inflation. The Federal Reserve's action subsequently appeared to be unnecessary as the economy slowed down significantly in the second quarter and consumer price inflation in fact decelerated to an annual rate of less than 2.5%.

Although both the bond and stock markets suffered setbacks at times during the first six months of the year, the combination of moderate growth and low inflation ultimately provided a positive environment for investors. The markets were also buoyed by an agreement between the President and Congress to eliminate the Federal budget deficit over the next five years. Lastly, the markets benefited from substantial demand for both stocks and bonds throughout the first half of 1997.

Many of the circumstances that caused the high yield market and the First Investors High Yield Fund to perform well in 1996 continued through the first half of 1997. These factors include buoyant capital markets and strong equity valuations, which in turn supported credit sensitive debt securities. Indeed, the total return from the junk bond market was 5.9%, according to the Credit Suisse First Boston Index, which compares with a 2.5% return on ten-year Treasury notes. This supportive background for financial markets stimulated demand for high yield bonds. Investors with varying objectives sensed profit potential and committed large amounts of money to junk bonds. The market therefore had a voracious appetite for bonds and readily absorbed a total of $57.6 billion in new issuance by the end of June.

High yield issuers have generally benefited from the benign economic environment. We have seen many companies carry out bold strategies for growth and operating improvement, aided by capital available at comparatively low cost. Financial flexibility afforded to companies is illustrated by the fact that the amount of extra yield earned on low rated (riskier) bonds continues to decline relative to their more highly rated peers. For example, according to Chase Securities, yields on B rated bonds have on average declined by .26% versus BB rated bonds. This is an obvious positive for companies coming into the market to borrow, as it bolsters precious corporate liquidity and has helped to fuel the record issuance. Consistent with this overall landscape, default rates have been low, amounting to .83% according to Merrill Lynch. None have occurred in the High Yield Fund during this period.

FIRST INVESTORS HIGH YIELD FUND, INC.

The Fund was affected by its slightly higher than average quality distribution. Also, its duration, or maturity schedule, is slightly shorter than some of its competitors. This is meant to protect the Fund, and has succeeded at doing so, but in the circumstances of early 1997, it caused the Fund to lag slightly. Two holdings, Semi-Tech Corp. and Omnipoint, encountered some business volatility, from which they and their bonds have substantially recovered. They continue to offer attractive return potentials. The Fund is reaping rewards from investments that have succeeded and redeploying cash into issuers which are at earlier stages in their business plans. This will have the effect of linking the Fund more closely to current market conditions.

Merger and acquisition activity has been brisk, as companies have combined to achieve stronger market positions and operating improvements. The Fund has participated selectively in several such transactions that we expect will lead to credit improvement that the market will applaud. Several portfolio holdings have appreciated when they have received significant equity investments or were involved in a stock for stock merger that directly improved their credit strength.

Aware that this positive environment can change, we remain watchful for corporate and industry developments that affect the credit direction of the Fund's holdings and the relative values within our market, as well as for investment opportunities.

Investors who buy bond funds--whether for income or total return--should be aware that the value of their investment fluctuates as interest rates change. For example, a 1% increase in yield on a ten-year Treasury bond results in roughly a 7% decrease in that bond's price. In each of the last five years, ten-year Treasury bond yields have moved more than 1%. In addition, the value of a fund can fluctuate based on changes in the credit quality of the bonds which it holds. In particular, high yield funds invest in lower-rated debt obligations which are more sensitive than higher-rated investments to adverse economic changes or individual corporate developments, and thus can be subject to a higher incidence of default. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

The outlook for the financial markets continues to be positive. The economy is growing moderately, inflation is subdued and the Federal Reserve is unlikely to tolerate unsustainably fast economic growth. Demand for financial assets is likely to remain strong both here and overseas. While the sizable recent returns in some markets are not likely to continue, the factors which might cause a sustained downturn are not readily apparent. Despite this optimistic outlook, investors should keep in mind that a diversified portfolio provides the best insurance against unexpected changes in the financial markets.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

     [SIGNATURE]

George V. Ganter
Vice President
  and Portfolio Manager

July 28, 1997

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS HIGH YIELD FUND, INC.
June 30, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CORPORATE BONDS--87.8%
            AEROSPACE/DEFENSE--2.2%
$   3,000M  K & F Industries, Inc., 10.375%, 2004              $  3,180,000     $   152
    1,400M  Moog, Inc., 10%, 2006                                 1,477,000          71
---------------------------------------------------------------------------------------
                                                                  4,657,000         223
---------------------------------------------------------------------------------------
            APPAREL/TEXTILES--1.5%
    3,000M  Westpoint Stevens, Inc., 9.375%, 2005                 3,120,000         149
---------------------------------------------------------------------------------------
            AUTOMOTIVE--2.7%
    1,120M  Aftermarket Technology Corp., 12%, 2004               1,246,000          60
    1,100M  Lear Seating, Inc., 11.25%, 2000                      1,108,250          53
    1,185M  Safelite Glass Corp., 9.875%, 2006 (Note 4)           1,291,650          62
    2,000M  Walbro Corp., 9.875%, 2005                            2,042,500          98
---------------------------------------------------------------------------------------
                                                                  5,688,400         273
---------------------------------------------------------------------------------------
            BUILDING MATERIALS--2.1%
    2,500M  ISP Holdings, Inc., 9.75%, 2002                       2,662,500         128
    1,600M  Waxman USA, Inc., 11.125%, 2001                       1,608,000          77
---------------------------------------------------------------------------------------
                                                                  4,270,500         205
---------------------------------------------------------------------------------------
            CHEMICALS--3.8%
    3,000M  Harris Chemical North America, Inc., 10.25%, 2001     3,082,500         148
    1,700M  Harris Chemical North America, Inc., 10.75%, 2003     1,721,250          82
    2,800M  Rexene Corp., 11.75%, 2004                            3,178,000         152
---------------------------------------------------------------------------------------
                                                                  7,981,750         382
---------------------------------------------------------------------------------------
            CONSUMER PRODUCTS--4.5%
    2,500M  Herff Jones, Inc., 11%, 2005                          2,700,000         129
    1,900M  Hines Horticulture, Inc., 11.75%, 2005                1,995,000          96
    4,000M  Semi-Tech Corp., 0%-11.50%, 2003                      2,410,000         115
    1,200M  Syratech Corp., 11%, 2007                             1,282,500          61
    1,000M  William Carter Co., 10.375%, 2006                     1,050,000          50
---------------------------------------------------------------------------------------
                                                                  9,437,500         451
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS HIGH YIELD FUND, INC.
June 30, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONTAINERS/PACKAGING--1.9%
$   1,850M  Radnor Holdings, Inc., 10%, 2003                   $  1,924,000     $    92
    2,000M  U. S. Can Corp., 10.125%, 2006                        2,130,000         102
---------------------------------------------------------------------------------------
                                                                  4,054,000         194
---------------------------------------------------------------------------------------
            DURABLE GOODS MANUFACTURING--2.7%
      750M  Amtrol, Inc., 10.625%, 2006                             787,500          38
    2,445M  Fairfield Manufacturing, Inc., 11.375%, 2001          2,616,150         125
    2,500M  Remington Arms Company, Inc., 9.50%, 2003             2,175,000         104
---------------------------------------------------------------------------------------
                                                                  5,578,650         267
---------------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT--.3%
      671M  Thermadyne Holdings Corp., 10.25%, 2002                 701,195          34
---------------------------------------------------------------------------------------
            ENERGY--2.8%
    1,500M  Giant Industries, Inc., 9.75%, 2003                   1,548,750          74
    1,100M  Magnum Hunter Resources, Inc., 10%, 2007 (Note 4)     1,087,625          52
    3,052M  Maxus Energy Corp., 11.50%, 2015                      3,200,785         153
---------------------------------------------------------------------------------------
                                                                  5,837,160         279
---------------------------------------------------------------------------------------
            ENERGY EXPLORATION/PRODUCTS--1.6%
    3,000M  Gulf Canada Resources, Ltd., 9.625%, 2005             3,236,250         155
---------------------------------------------------------------------------------------
            FINANCIAL SERVICES--.7%
    1,300M  Terra Nova Holdings, PLC, 10.75%, 2005                1,446,250          69
---------------------------------------------------------------------------------------
            FOOD/BEVERAGE/TOBACCO--3.6%
    2,000M  International Home Foods, Inc., 10.375%, 2006         2,052,500          98
    2,500M  TLC Beatrice International Holdings, Inc.,
              11.50%, 2005                                        2,812,500         135
    2,350M  Van de Kamps, Inc., 12%, 2005                         2,632,000         126
---------------------------------------------------------------------------------------
                                                                  7,497,000         359
---------------------------------------------------------------------------------------
            GAMING/LODGING--2.4%
    2,400M  Casino America, Inc., 12.50%, 2003                    2,505,000         120
      750M  Grand Casinos, Inc., 10.125%, 2003                      776,250          37
    1,750M  Prime Hospitality Corp., 9.25%, 2006                  1,802,500          86
---------------------------------------------------------------------------------------
                                                                  5,083,750         243
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            HEALTHCARE--4.5%
$   1,300M  Genesis Healthcare, Inc., 9.75%, 2005              $  1,352,000     $    65
    1,600M  Integrated Health Services, Inc., 10.25%, 2006
              (Note 4)                                            1,700,000          81
    2,489M  Owens & Minor, Inc., 10.875%, 2006                    2,688,120         129
      700M  Packard Bioscience Co., 9.375%, 2007 (Note 4)           708,750          34
    2,700M  Tenet Healthcare Corp., 10.125%, 2005                 2,943,000         141
---------------------------------------------------------------------------------------
                                                                  9,391,870         450
---------------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY/OFFICE EQUIPMENT--.5%
    1,000M  Bell & Howell Co., 10.75%, 2002                       1,047,500          50
---------------------------------------------------------------------------------------
            MEDIA/CABLE TELEVISION--16.2%
    1,000M  Allbritton Communications Corp., 9.75%, 2007            983,750          47
    4,000M  Bell Cablemedia, PLC, 0%-11.95%, 2004                 3,635,000         174
    2,000M  Century Communications Corp., 9.50%, 2005             2,057,500          99
    3,725M  Echostar Communications Corp., 0%-12.875%, 2004       3,129,000         150
    3,200M  Garden State Newspapers, Inc., 12%, 2004              3,552,000         170
    2,050M  Grupo Televisa, S.A., 11.875%, 2006                   2,316,500         111
    1,000M  Le Groupe Videotron, Ltee, 10.625%, 2005              1,118,750          54
    2,000M  Lenfest Communication, Inc., 10.50%, 2006             2,177,500         104
    2,400M  Outdoor Systems, Inc., 8.875%, 2007 (Note 4)          2,328,000         112
    3,700M  PanAmSat Capital Corp., 0%-11.375%, 2003              3,589,000         172
    2,000M  Rogers Cablesystems, Inc., 10%, 2005                  2,170,000         104
    2,000M  Rogers Communication, Inc., 10.875%, 2004             2,105,000         101
    5,100M  Videotron Holdings, PLC, 0%-11.125%, 2004             4,609,125         221
---------------------------------------------------------------------------------------
                                                                 33,771,125       1,619
---------------------------------------------------------------------------------------
            MINING/METALS--6.7%
    2,755M  Carbide/Graphite Group, Inc., 11.50%, 2003            3,016,725         144
    2,500M  Commonwealth Aluminum Corp., 10.75%, 2006             2,631,250         126
    3,200M  CSN Iron, S.A., 9.125%, 2007 (Note 4)                 3,144,000         151
    2,000M  Renco Metals, Inc., 11.50%, 2003                      2,140,000         102
    3,200M  Wheeling-Pittsburgh Steel Corp., 9.375%, 2003         3,104,000         149
---------------------------------------------------------------------------------------
                                                                 14,035,975         672
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS HIGH YIELD FUND, INC.
June 30, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            MISCELLANEOUS--4.7%
$   3,000M  Allied Waste, North America, 10.25%, 2006 (Note
              4)                                               $  3,217,500     $   154
    1,750M  Iron Mountain, Inc., 10.125%, 2006                    1,859,375          89
    1,500M  Kindercare Learning Centers, Inc., 9.50%, 2009        1,456,875          70
    2,000M  Loomis Fargo & Co., 10%, 2004 (Note 4)                2,010,000          96
    1,300M  Polymer Group, Inc., 9%, 2007 (Note 4)                1,279,083          61
---------------------------------------------------------------------------------------
                                                                  9,822,833         470
---------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--5.9%
    2,850M  Fonda Group, Inc., 9.50%, 2007 (Note 4)               2,743,125         131
    2,700M  Gaylord Container Corp., 11.50%, 2001                 2,821,500         135
    2,600M  S.D. Warren Co., Inc., 12%, 2004                      2,899,000         139
    2,750M  Stone Container Corp., 11.875%, 1998                  2,897,812         139
    1,000M  Stone Container Corp., 10.75%, 2002                   1,043,750          50
---------------------------------------------------------------------------------------
                                                                 12,405,187         594
---------------------------------------------------------------------------------------
            REAL ESTATE/CONSTRUCTION--1.2%
    2,350M  Continental Homes Holding Corp., 10%, 2006            2,420,500         116
---------------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISE--.7%
    1,250M  Barnes & Noble, Inc., 11.875%, 2003                   1,353,125          65
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--11.2%
    3,750M  American Communication Services, Inc., 0%-13%,
              2005                                                2,240,625         107
    2,200M  Brooks Fiber Properties, Inc., 0%-10.875%, 2006       1,501,500          72
    1,400M  Brooks Fiber Properties, Inc., 10%, 2007 (Note 4)     1,417,500          68
    2,100M  Comcast Cellular Corp., 9.50%, 2007 (Note 4)          2,113,125         101
    1,750M  InterCel, Inc., 0%-12%, 2006                          1,126,563          54
    4,100M  InterCel, Inc., 0%-12%, 2006                          2,557,375         122
    6,525M  MFS Communications, Inc., 0%-9.375%, 2004             6,035,625         289
    3,000M  Omnipoint Corp., 11.625%, 2006                        2,895,000         139
    1,300M  Orion Network Systems, Inc., 11.25%, 2007             1,352,000          65
    2,300M  Paging Network, Inc., 10%, 2008                       2,208,000         106
---------------------------------------------------------------------------------------
                                                                 23,447,313       1,123
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
PRINCIPAL                                                                      FOR EACH
   AMOUNT                                                                    $10,000 OF
OR SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TRANSPORTATION--3.4%
$   3,550M  Eletson Holdings, Inc., 9.25%, 2003                $  3,603,250     $   173
    1,350M  Moran Transportation Co., 11.75%, 2004                1,498,500          72
    2,050M  Trism, Inc., 10.75%, 2000                             1,988,500          95
---------------------------------------------------------------------------------------
                                                                  7,090,250         340
---------------------------------------------------------------------------------------
            TOTAL VALUE OF CORPORATE BONDS (cost
             $177,119,558)                                      183,375,083       8,782
---------------------------------------------------------------------------------------
            COMMON STOCKS--.4%
            ELECTRICAL EQUIPMENT--.1%
    6,481   *Thermadyne Holdings Corp.                              204,152          10
---------------------------------------------------------------------------------------
            MEDIA/CABLE TELEVISION--.1%
   12,623   *Echostar Communications Corp. - Class "A"              197,234           9
---------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--.2%
   46,061   *Gaylord Container Corp. - Class "A"                    354,094          17
---------------------------------------------------------------------------------------
            TOTAL VALUE OF COMMON STOCKS (cost $358,218)            755,480          36
---------------------------------------------------------------------------------------
            PREFERRED STOCKS--4.0%
            FINANCIAL--1.7%
   20,000   California Federal Bank, 10.625%, Series "B"          2,230,000         107
   40,800   Greater New York Savings Bank, 12%, Series "B"        1,295,400          62
---------------------------------------------------------------------------------------
                                                                  3,525,400         169
---------------------------------------------------------------------------------------
            MEDIA/CABLE TELEVISION--1.7%
   34,896   Cablevision Systems Corp., 11.125%, Series "M"        3,559,392         170
---------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--.6%
   30,200   S.D. Warren Co., Inc., 14%, Series "B"                1,298,600          62
---------------------------------------------------------------------------------------
            TOTAL VALUE OF PREFERRED STOCKS (cost $7,464,499)     8,383,392         401
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS HIGH YIELD FUND, INC.
June 30, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
 WARRANTS                                                                      INVESTED
       OR                                                                      FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            WARRANTS--.2%
            GAMING/LODGING--.0%
   17,660   *President Riverboat Casinos, Inc. (expiring
              9/30/99)(Note 4)                                 $     17,660     $     1
---------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--.1%
   30,200   *S.D. Warren Co., Inc. (expiring 12/15/06)(Note
              4)                                                    151,000           7
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--.1%
    3,750   *American Communication Services, Inc. (expiring
              11/1/05)(Note 4)                                      178,125           9
    5,600   *InterCel, Inc. (expiring 2/01/06)                       22,400           1
---------------------------------------------------------------------------------------
                                                                    200,525          10
---------------------------------------------------------------------------------------
            TOTAL VALUE OF WARRANTS (cost $84,316)                  369,185          18
---------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--1.9%
$   4,000M  Federal Home Loan Bank Board, 6.02%, 1998 (cost
              $4,000,000)                                         3,998,080         191
---------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--5.0%
    6,000M  Archer-Daniels-Midland Co., 6.20%, 7/1/97             6,000,000         288
    4,500M  NYNEX Credit Co., 5.55%, 7/10/97                      4,493,756         215
---------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
             $10,493,756)                                        10,493,756         503
---------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $199,520,347)          99.3%   207,374,976       9,931
OTHER ASSETS, LESS LIABILITIES                            .7      1,433,040          69
---------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $208,808,016     $10,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
FIRST INVESTORS HIGH YIELD FUND, INC.
June 30, 1997

----------------------------------------------------------------------
ASSETS
Investments in securities, at value
  (identified cost $199,520,347) (Note
  1A)..................................                  $ 207,374,976
Cash...................................                        919,072
Receivables:
  Interest.............................  $   3,665,071
  Capital shares sold..................        262,332       3,927,403
                                         -------------
Other assets...........................                         59,061
                                                         -------------
Total Assets...........................                    212,280,512
LIABILITIES
Payables:
  Dividend payable.....................      1,499,334
  Investment securities purchased......      1,279,083
  Capital shares redeemed..............        484,690
Accrued advisory fee...................        139,483
Accrued expenses.......................         69,906
                                         -------------
Total Liabilities......................                      3,472,496
                                                         -------------
NET ASSETS: (Note 6)
  Class A (37,579,904 shares
    outstanding).......................    203,137,574
  Class B (1,048,932 shares
    outstanding).......................      5,670,442   $ 208,808,016
                                         -------------   -------------
                                                         -------------
NET ASSETS CONSIST OF:
Capital paid in........................                  $ 594,704,899
Undistributed net investment income....                      1,396,172
Accumulated net realized loss on
  investment transactions..............                   (395,147,684)
Net unrealized appreciation in value of
  investments..........................                      7,854,629
                                                         -------------
Total..................................                  $ 208,808,016
                                                         -------------
                                                         -------------
NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE - CLASS A..................                          $5.41
                                                                ------
                                                                ------
MAXIMUM OFFERING PRICE PER
  SHARE - CLASS A ($5.41/.9375)*.......                          $5.77
                                                                ------
                                                                ------
NET ASSET VALUE AND OFFERING PRICE PER
  SHARE - CLASS B (Note 6).............                          $5.41
                                                                ------
                                                                ------

* On purchases of $25,000 or more, the sales charge is reduced.

                       See notes to financial statements

STATEMENT OF OPERATIONS
FIRST INVESTORS HIGH YIELD FUND, INC.
Six Months Ended June 30, 1997

--------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.............................  $  9,713,756
  Dividends (Note 1E)..................       345,172
  Consent fees.........................       279,625
                                         ------------
Total income...........................                 $ 10,338,553
Expenses (Notes 1E and 3):
  Advisory fee.........................     1,024,687
  Shareholder servicing costs..........       304,974
  Distribution plan expenses  - Class
    A..................................       151,364
  Distribution plan expenses  - Class
    B..................................        20,249
  Professional fees....................        27,566
  Custodian fees.......................        15,119
  Reports and notices to
    shareholders.......................        10,491
  Other expenses.......................        18,247
                                         ------------
Total expenses.........................     1,572,697
Less: Expenses waived or assumed.......      (200,000)
     Custodian fees paid indirectly....        (5,661)
                                         ------------
Net expenses...........................                    1,367,036
                                                        ------------
Net investment income..................                    8,971,517
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 2):
Net realized loss on investments.......    (1,335,093)
Net unrealized appreciation of
  investments..........................     1,722,526
                                         ------------
Net gain on investments................                      387,433
                                                        ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................                 $  9,358,950
                                                        ------------
                                                        ------------

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
FIRST INVESTORS HIGH YIELD FUND, INC.

----------------------------------------------------------------------------
                                         SIX MONTHS ENDED         YEAR ENDED
                                            JUNE 30, 1997  DECEMBER 31, 1996
---------------------------------------  ----------------  -----------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income................  $      8,971,517  $      17,406,418
  Net realized loss on investments.....        (1,335,093)        (7,765,501)
  Net unrealized appreciation of
    investments........................         1,722,526         14,736,452
                                         ----------------  -----------------
    Net increase in net assets
      resulting from operations........         9,358,950         24,377,369
                                         ----------------  -----------------
DIVIDENDS TO SHAREHOLDERS
  Net investment income - Class A......        (8,962,166)       (17,643,461)
  Net investment income - Class B......          (196,007)          (171,377)
                                         ----------------  -----------------
    Total dividends....................        (9,158,173)       (17,814,838)
                                         ----------------  -----------------
CAPITAL SHARE TRANSACTIONS (a)
Class A:
  Proceeds from shares sold............         9,970,499         20,402,130
  Value of dividends reinvested........         5,471,139         13,062,488
  Cost of shares redeemed..............       (14,124,530)       (25,196,197)
                                         ----------------  -----------------
                                                1,317,108          8,268,421
                                         ----------------  -----------------
Class B:
  Proceeds from shares sold............         2,169,654          3,074,309
  Value of dividends reinvested........            85,287             88,770
  Cost of shares redeemed..............          (512,431)          (226,919)
                                         ----------------  -----------------
                                                1,742,510          2,936,160
                                         ----------------  -----------------
  Net increase from capital share
    transactions.......................         3,059,618         11,204,581
                                         ----------------  -----------------
    Net increase in net assets.........         3,260,395         17,767,112
NET ASSETS
  Beginning of period..................       205,547,621        187,780,509
                                         ----------------  -----------------
  End of period (including
    undistributed net investment income
    of $1,396,172 and $1,582,828,
    respectively)......................  $    208,808,016  $     205,547,621
                                         ----------------  -----------------
                                         ----------------  -----------------
(a)CAPITAL SHARES ISSUED AND REDEEMED
Class A:
  Sold.................................         1,854,649          3,871,810
  Issued for dividends reinvested......         1,022,082          2,471,711
  Redeemed.............................        (2,631,396)        (4,780,167)
                                         ----------------  -----------------
  Net increase in Class A capital
    shares outstanding.................           245,335          1,563,354
                                         ----------------  -----------------
                                         ----------------  -----------------
Class B:
  Sold.................................           403,951            581,031
  Issued for dividends reinvested......            15,941             16,742
  Redeemed.............................           (95,618)           (43,012)
                                         ----------------  -----------------
  Net increase in Class B capital
    shares outstanding.................           324,274            554,761
                                         ----------------  -----------------
                                         ----------------  -----------------

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS HIGH YIELD FUND, INC.

1. SIGNIFICANT ACCOUNTING POLICIES--The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The primary objective of the Fund is to seek high current income and secondarily to seek capital appreciation.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Effective January 2, 1997, the Board of Directors approved a change in the pricing policy for securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter). These securities, which had previously been valued at the last bid price, are now valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers and other available information in determining values. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available, and any other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of the Fund to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At June 30, 1997, the Fund had capital loss carryovers of $390,216,012 of which $107,418,334 expires in 1997, $166,492,834 in 1998, $109,407,948 in 1999, $1,762,042 in 2001, $135,416 in 2002, $593,956 in
2003, and $4,405,482 in 2004.

C. Distributions to Shareholders--Dividends to shareholders from net investment income are declared daily and paid monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post October losses.

D. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings are recognized as dividend income and recorded at the market value of the shares received. During the six months ended June 30, 1997, the Fund recognized $177,722 of dividend income from these taxable "pay in kind" distributions. Interest income and estimated expenses are accrued daily. The Fund's custodian has provided credits in the amount of $5,661 against custodian charges based on the uninvested cash balances of the Fund.

2. SECURITIES TRANSACTIONS--For the six months ended June 30, 1997, purchases and sales of securities, other than United States Government obligations and short-term corporate notes, aggregated $42,659,755 and $35,277,537, respectively.

At June 30, 1997, the cost of investments for federal income tax purposes was $199,520,347. Accumulated net unrealized appreciation on investments was $7,854,629, consisting of $10,049,346 gross unrealized appreciation and $2,194,717 gross unrealized depreciation.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM"), and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's individual retirement accounts. Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) is paid by FIMCO or FIC.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of 1% on the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. FIMCO has voluntarily waived .15% of the fee on the first $200 million of the Fund's average daily net assets for the year 1996 and .20% since January 1997. For the six months ended June 30, 1997, this reduction amounted to $200,000.

For the six months ended June 30, 1997, FIC, as underwriter, received $283,860 in commissions after allowing $92,571 to other dealers. Shareholder servicing costs included $204,605 in transfer agent fees paid to ADM, and $54,688 in IRA custodian fees paid to FFS.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, the
Fund is authorized to pay FIC a fee in an amount up to .30% of the average net assets of the Class A shares and 1% of the average net assets of the Class B shares on an annualized basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of the Fund. However, pursuant to settlements entered into with various state regulators, the fee is limited to
 .15% for Class A and .85% for Class B until February 1, 1998. For the six months ended June 30, 1997, this fee reduction amounted to $151,364 for Class A and $3,574 for Class B.

4. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At June 30, 1997, the Fund held fifteen 144A securities with an aggregate value of $23,387,143 representing 11.2% of the Fund's net assets. These securities are valued as set forth in Note 1A.

5. CONCENTRATION OF CREDIT RISK--The Fund's investment in high yield securities whether rated or unrated may be considered speculative and subject

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS HIGH YIELD FUND, INC.

to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

6. CAPITAL--The Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Of the 500,000,000 shares originally authorized, the Fund has designated 250,000,000 shares as Class A and 250,000,000 shares as Class B.

FINANCIAL HIGHLIGHTS
FIRST INVESTORS HIGH YIELD FUND, INC.

The following table sets forth the per share operating performance for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

-------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS A                                      CLASS B
                                         ----------------------------------------------------    ------------------------------
                                           1/1/97             Year Ended December 31             1/1/97
                                               to    ----------------------------------------        to
                                          6/30/97      1996    1995    1994    1993      1992    6/30/97      1996        1995*
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period...  $   5.40    $ 5.22  $ 4.84  $ 5.30  $ 4.97  $   4.59    $ 5.40   $   5.23    $    4.84
                                         --------    ------  ------  ------  ------  --------    ------   --------    ---------
Income from Investment Operations
  Net investment income................       .23       .47     .47     .48     .47       .53       .22        .44          .42
  Net realized and unrealized gain
    (loss) on investments..............       .02       .20     .39    (.46)    .34       .31       .01        .18          .40
                                         --------    ------  ------  ------  ------  --------    ------   --------    ---------
    Total from Investment Operations...       .25       .67     .86     .02     .81       .84       .23        .62          .82
                                         --------    ------  ------  ------  ------  --------    ------   --------    ---------
Less Distributions from net
  investment income....................       .24       .49     .48     .48     .48       .46       .22        .45          .43
                                         --------    ------  ------  ------  ------  --------    ------   --------    ---------
Net Asset Value, End of Period.........  $   5.41    $ 5.40  $ 5.22  $ 4.84  $ 5.30  $   4.97    $ 5.41   $   5.40    $    5.23
                                         --------    ------  ------  ------  ------  --------    ------   --------    ---------
                                         --------    ------  ------  ------  ------  --------    ------   --------    ---------
TOTAL RETURN (%)+......................      4.75     13.35   18.43     .39   16.95     18.94      4.40      12.41        17.40(a)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in
  millions)............................      $203      $202    $187    $170    $191      $192        $6         $4           $1
Ratio to Average Net Assets: (%)++
  Expenses.............................      1.31(a)   1.37    1.45    1.56    1.69      1.39      2.02(a)     2.07        2.22(a)
  Net investment income................      8.70(a)   8.99    9.22    9.48    8.96     10.65      8.00(a)     8.28        8.45(a)
Ratio to Average Net Assets Before
  Expenses Waived: (%)
  Expenses.............................      1.51(a)   1.52    1.55    1.59     N/A       N/A      2.22(a)     2.22        2.32(a)
  Net investment income................      8.50(a)   8.84    9.12    9.44     N/A       N/A      7.80(a)     8.13        8.35(a)
Portfolio Turnover Rate (%)............        18        29      42      32      87        43        18         29           42

+ Calculated without sales charge
++ Net of expenses waived by the investment adviser (Note 3)
* For the period 1/12/95 (date Class B shares first offered) to 12/31/95
(a) Annualized

                       See notes to financial statements

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of First Investors High Yield Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors High Yield Fund, Inc., including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended June 30, 1997 and the year ended December 31, 1996, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors High Yield Fund, Inc. at June 30, 1997, and the results of its operations, changes in its net assets and financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 31, 1997

                 (This page has been left blank intentionally.)

FIRST INVESTORS HIGH YIELD FUND, INC.

DIRECTORS
----------------------------------------------

JAMES J. COY (Emeritus)

ROGER L. GRAYSON

GLENN O. HEAD

KATHRYN S. HEAD

REX R. REED

HERBERT RUBINSTEIN

NANCY S. SCHAENEN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
----------------------------------------------

GLENN O. HEAD
President

GEORGE V. GANTER
Vice President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

GREGORY R. KINGSTON
Assistant Treasurer

MARK S. SPENCER
Assistant Treasurer

FIRST INVESTORS HIGH YIELD FUND, INC.

SHAREHOLDER INFORMATION
----------------------------------------------

INVESTMENT ADVISER
FIRST INVESTORS
MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

UNDERWRITER
FIRST INVESTORS CORPORATION
95 Wall Street
New York, NY 10005

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

TRANSFER AGENT
ADMINISTRATIVE DATA
MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Two Penn Center Plaza
Philadelphia, PA 19102

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.

FIRST
INVESTORS
HIGH YIELD
FUND, INC.


SEMI-
ANNUAL
REPORT



JUNE 30, 1997


Vertically reading from bottom to top in the center of the page the words "FIRST INVESTORS" appear.

The following appears in a box to the left of the above language:

First Investors Logo (as described above)

NEED SERVICE?

If you have questions about your account...or would like information regarding other products or services...please contact your representative or call our Shareholder Services Department at...

(800) 423-4026

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Our business is...putting investors first

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FIHY150